LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN GLOBAL STRATEGIC INCOME FUND

June 1, 2000

Dear Shareholder:

We are pleased to report that the J.P. Morgan Global Strategic Income Fund delivered a strong total return of 2.41% for the six months ended April 30, 2000. The fund handily exceeded its benchmark, the Lehman Brothers Aggregate Bond Index, as well as the Lipper Multi-Sector Income Funds Average, which returned 1.41% and 1.24%, respectively.

The fund's net asset value on April 30 was $9.29 per share, decreasing from $9.40 per share on October 31, 1999, after paying an income dividend of nearly $0.34 per share over the six-month period. The fund's net assets stood at approximately $7.1 million on April 30, while the total net assets of The Global Strategic Income Portfolio, in which the fund invests, totaled approximately $166.8 million.

Included in this report is an interview with Mark E. Smith, managing director, and a member of the portfolio management team. This interview is designed to reflect what happened during the reporting period, as well as provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please telephone your Morgan representative or J.P. Morgan Funds Services at 800-521-5411.

Sincerely yours,

/s/ Ramon de Oliveira                     /s/ Keith M. Schappert

Ramon de Oliveira                         Keith M. Schappert
Chairman of Asset Management Services     President of Asset Management Services
J.P. Morgan & Co. Incorporated            J.P. Morgan & Co. Incorporated

--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS...........1   FUND FACTS AND HIGHLIGHTS.............7
FUND PERFORMANCE.....................2   FINANCIAL STATEMENTS.................10
PORTFOLIO MANAGER Q&A................3
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

PERFORMANCE                                          TOTAL RETURNS               AVERAGE ANNUAL TOTAL RETURNS
                                                     ----------------------      ------------------------------------
                                                     THREE       SIX             ONE        THREE      SINCE
AS OF APRIL 30, 2000                                 MONTHS      MONTHS          YEAR       YEARS      INCEPTION*
---------------------------------------------------------------------------      ------------------------------------
J.P. Morgan Global Strategic Income Fund             1.60%       2.41%            0.46%     4.25%      4.71%
Lehman Brothers Aggregate Bond Index**               2.25%       1.41%            1.26%     6.07%      6.42%
Lipper Multi-Sector Income Funds Average***          0.16%       1.24%           -1.10%     3.66%      3.88%

AS OF MARCH 31, 2000
---------------------------------------------------------------------------      ------------------------------------
J.P. Morgan Global Strategic Income Fund             1.40%       3.81%            2.75%     5.09%      5.09%
Lehman Brothers Aggregate Bond Index**               2.21%       2.08%            1.88%     6.70%      6.70%
Lipper Multi-Sector Income Funds Average***          0.53%       2.66%            2.13%     4.46%      4.46%

*REFLECTS PERFORMANCE OF THE J.P. MORGAN INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND, THE PREDECESSOR ENTITY TO THE J.P. MORGAN GLOBAL STRATEGIC INCOME FUND, FROM MARCH 17, 1997 THROUGH NOVEMBER 5, 1997 (COMMENCEMENT OF OPERATIONS) AT A LOWER EXPENSE RATIO. THEREFORE, THESE RETURNS MAY BE HIGHER THAN THE FUND'S WOULD HAVE BEEN HAD IT EXISTED DURING THE SAME PERIOD. FOR THE PURPOSE OF COMPARISON, THE "SINCE INCEPTION" RETURNS ARE CALCULATED FROM MARCH 31, 1997, THE FIRST DATE WHEN DATA FOR THE FUND, ITS BENCHMARK, AND ITS LIPPER CATEGORY WERE AVAILABLE. THE FUND'S AVERAGE ANNUAL TOTAL RETURN SINCE THE INCEPTION DATE ON NOVEMBER 5, 1997 THROUGH APRIL 30, 2000 IS 4.28%.

**THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS AN UNMANAGED INDEX WHICH MEASURES BOND MARKET PERFORMANCE. THE INDEX DOES NOT INCLUDE FEES OR EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT.

***DESCRIBES THE AVERAGE TOTAL RETURN FOR ALL THE FUNDS IN THE INDICATED LIPPER CATEGORY, AS DEFINED BY LIPPER INC., AND DOES NOT TAKE INTO ACCOUNT APPLICABLE SALES CHARGES. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND REFLECT REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER.

PORTFOLIO MANAGER Q&A

[PHOTO]

The following is an interview with MARK E. SMITH, managing director and member of the portfolio management team of The Global Strategic Income Portfolio in which the fund invests. He leads the investment team with responsibility for J.P. Morgan Investment Management's global extended markets and extended active fixed income investment strategies. Prior to joining J.P. Morgan Investment in 1994, Mark was with Allied Signal Inc. for ten years, where he was an internal fixed income portfolio manager. For five years, he had similar responsibilities at Armco Inc. Mark is a graduate of Ohio Northern University and earned his M.B.A. at the University of Cincinnati. This interview was conducted on May 11, 2000, and reflects his views on that date.

TO GET RIGHT OUT IN FRONT OF EVERYTHING ELSE, HOW DID YOU DO OVER THE PAST SIX MONTHS, AND HOW DID YOU DO IT?

MS: We gained 2.41% for the six months ended April 30, significantly outperforming the aggregate fixed income market return of 1.41% over this time period. As for how we did it, I'd like to put things in perspective by briefly examining the extraordinarily turbulent, perhaps unprecedented, environment for fixed income investments since late last year.

In its ongoing efforts to fight inflation and slow our speeding economy, the Federal Reserve Board has raised short-term interest rates no less than five times, in quarter point increments, since June of last year. Over the last six months alone, interest rates have risen 83 basis points, as measured by the 6-month Treasury bill. This rising interest rate environment has, in itself, limited the returns that could be achieved in fixed income markets.

Also during this period, the government announced and President Clinton made clear in his State of the Union address, that a significant portion of the budget surplus, both now and in the future, would be dedicated to paying down the country's long term debt. And, in fact, the Treasury recently affirmed that it will retire $30 billion in debt this year. The net effect of this effort was to reduce long term rates by about 19 basis points over the past six months.

Rapidly rising short rates, coupled with falling long rates, inevitably resulted in a severely inverted yield curve, one that persists to this day. So, over the past six months, we experienced an unusually turbulent interest rate environment, one where returns varied widely depending on where one was invested along the yield curve at any given point in time.

Added to this already incendiary mix were very strong GDP numbers for the fourth quarter of last year and this year's first quarter, which fueled concerns that the Fed would continue to raise rates, on the order of 50 basis points, at its next meeting in May. Marginal investors, looking to get out of the way of what they saw as greater risk going forward, became much more risk averse, which they demonstrated by selling just about any fixed income asset - mortgages, corporates, high yield - that wasn't a U.S. government asset.

The result was that, while the aggregate market returned 1.52% over the past six months, corporates returned essentially nothing, mortgages trailed the overall marketplace by 25-30 basis points, and high yield fixed income assets were negative.

For fixed income investors, it was like being on a battlefield where one had to estimate when and where the bombs were going to land. If you chose correctly, then you weren't there when they landed. If not, you just blew up, as several did.

This has been a difficult time period for our strategy, which for the most part seeks to take advantage of the higher yielding sectors. Despite weakness among high yields, we managed to generate significant excess returns in a market that didn't want to give them to you. We did this by being very tactical as to which investments we made.

WHAT DO YOU MEAN BY "TACTICAL" IN THIS INSTANCE?

MS: We were tactical in the sense that we were very, very careful about which sectors we wanted to be in and, importantly, when we wanted to be in them. The best example would be in the emerging market debt sector.

During the fourth quarter of last year, we held about 20% of the portfolio in emerging market debt assets. Early in the first quarter of 2000, our analysis indicated that this market had gotten ahead of itself as far as pricing was concerned, so we reduced our allocation to 16%. Then, when we saw prices beginning to erode in late January and move toward levels we thought were attractive, we increased our exposure to nearly 25%. This move proved to be fortuitous as we received the benefit of a very strong February and early March. So, timing and accurate portfolio weightings were critical to getting the most from this kind of debt during this period.

Also strongly contributing to returns was our decision to overweight certain elements of the mortgage and non-dollar sectors. Both of these added significantly to overall results during a period when corporates, high yield and other sectors came under extreme pressure. Here and elsewhere, we were able to tactically allocate away from the weakest performing sectors, while enjoying the benefits of those that outperformed.

YOU BRING UP EMERGING MARKET DEBT, A FAIRLY BROAD UNIVERSE TO BE SURE. SPECIFICALLY, WHICH EMERGING MARKET SECTORS WERE BETTER AND WHY?

MS: The best place to be invested in emerging markets during the latter part of last year through March 2000 was in the Latin American countries, particularly Mexico and Brazil. Mexico achieved investment grade status on March 7, when Moody's upgraded its debt to "BBB" credit quality - well ahead of schedule, I might add. As it entered the investment grade universe, it captured many new international investors, particularly those who are limited to investment grade debt. On top of that, it brought with it the perception that Brazil was due for a substantial upgrade, perhaps in a year or two. As a consequence, Brazil was also a very strong investment during the early part of this year.

We took strong large positions in both of these assets before many others and thus benefited as their value began to be realized. In fact, Mexico has been a sizeable holding for a significant period, as we had been anticipating its eventual upgrade.

WHAT ABOUT OTHER EMERGING MARKET DEBT SECTORS?

MS: We steered away from Asia a little bit, owing largely to volatility in the Japanese economy, which tends to drive the region as a whole. On the other hand, we saw opportunity in certain eastern European countries, such as Bulgaria. In fact, you can go all the way to the Middle East and find some value. We consider Qatar, for example, to be a high quality asset in the emerging debt market, one that represents a fairly stable position.

AND, WESTERN EUROPE?

MS: There, we were concerned about the likelihood of rising interest rates. This said, they shouldn't rise as much or as quickly as in the U.S.; therefore, we think there is some marginal opportunity in non-dollar denominated assets hedged backed into the U.S. dollar. Unfortunately, the euro has come under such sufficient pressure that the European debt market has not been a great investment in recent months.

CLOSER TO HOME, GIVEN THE INVERSION OF THE YIELD CURVE, THE PROSPECT OF A SUBSTANTIAL ADDITIONAL RISE IN SHORT-TERM RATES AND SO ON, HOW DO YOU FIND VALUE IN THE DOMESTIC FIXED INCOME MARKETPLACE?

MS: With short-term rates rising and yield spreads widening, one has to be very astute in picking the part of the yield curve in which to invest. For example, in this particular environment, you want to be out a little bit longer than the front end of the yield curve. You also have to be fairly flexible about the timing of your entry into some of these sectors, particularly high yield and other sectors that have come under significant pressure.

Yield spreads have widened dramatically within the high yield market and the investment grade corporate market, yet they've reached levels that ultimately look to be very attractive. Having said that, we believe there will continue to be additional pressure on yield spreads. For our part, we feel there is value building within these sectors and are looking for the entry point to get back into them in a significant way, but we feel that point has not yet arrived.

IS THERE ANY VALUE IN THE SPREAD SECTORS AT PRESENT?

MS: As a long-term investor, looking at a time frame of a year to 18 months, we think that this sector can be a great investment. However, if you're looking at the next three months, we think you need to be very cautious about how you enter. We've been focusing on the more liquid instruments that enable us to transition and take advantage of the coming opportunity. An example in the high yield market, one that we are actively pursuing, might be in telecommunications and cable industry debt. We see these as fairly stable industries to be in when the environment is volatile. These assets are currently priced at very attractive levels for the long-term investor, and may provide better future returns than some other sectors. So, by being very selective about the assets we choose within these markets, we can do an effective job of investing even now. But, we believe the best opportunities are still a few months away.

IS THIS THE SAME SITUATION WITH MORTGAGES?

MS: Mortgages are a little bit different animal in that you have extremely high credit quality, so the credit risk is not an issue. They have been hurt recently by speculation about whether Washington will withdraw its support from the quasi-governmental agencies - Fannie Mae, Freddie Mac, and so on. We don't see this happening, but it's a good time to take advantage of today's widened spreads to buy some excellent mortgage products.

HOW IS THE PORTFOLIO ALLOCATED NOW, AND HOW MIGHT YOU SEE THAT CHANGING, IF AT ALL, OVER THE NEXT THREE MONTHS OR SO?

MS: Backing up what I just said, we now have about 27% of the portfolio in the mortgage market. International is the second highest allocation, where we have 25% of the portfolio in hedged, non-dollar assets. There, we are seeking the highest quality assets and the least exposure to credit risk, if you will. The high yield market would normally represent about 23% of the portfolio, given the strategy we employ. However, for various reasons already mentioned and others, we've elected to reduce this exposure to 19% for the time being, at least until some of the pressure they've been experiencing relents. We have reduced our emerging market debt exposure to 17% of the portfolio, because there is more incremental risk now that the stock markets have come under severe pressure and the Fed is strongly hinting at higher rates. We are once again awaiting the opportunity to reenter on the expectation that yield spreads in that sector will eventually back off. And, in the corporate market, we're carrying a 12% allocation, which reflects our view that investment grade corporates don't provide a significant opportunity right now. Again, we expect this sector to come back soon, but not yet.

FINALLY, GIVEN THE TIME FRAME YOU ARE REPORTING ON, I WOULD BE REMISS IF I DIDN'T ASK WHAT IMPACT Y2K HAD ON FIXED INCOME MARKETS.

MS: That's a great question! It meant something if you were a fixed income investor in June of 1999, because the market realigned and reassessed itself then in fear of that event. But, as you roll through the last three months of 1999, the market realized that Y2K was going to be a non-event, that it was not going to have an impact on the ability of securities to settle, on the ability of economies to sustain themselves, or on the ability of businesses to operate. As that realization took hold in the marketplace, you saw extraordinary repricing of those assets where Y2K-related fears had been most significant. A good deal of that repricing took place in Latin America, where it helped contribute to the region's fourth-quarter gains in fixed income assets. In the end, people got out ahead of Y2K, fixed their computer problems and focused on business as usual, so it was not a problem once this much anticipated moment finally arrived and was left behind.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Global Strategic Income Fund's investment objective is high total return from a portfolio of fixed income securities of foreign and domestic issuers. It is designed for investors who seek exposure to high-yielding, international and emerging debt markets in their investment portfolios.The portfolio's benchmark is the Lehman Brothers Aggregate Bond Index.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
11/5/97

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 4/30/00
$7,068,811

--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 4/30/00
$166,772,189

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATE
MONTHLY

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/20/00

EXPENSE RATIO
The fund's current annualized expense ratio of 1.00% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services,after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF APRIL 30, 2000

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

SOVEREIGN GOVERNMENTS AND AGENCIES         30.7%
SHORT-TERM HOLDINGS                        21.5%
CORPORATE OBLIGATIONS                      18.6%
CMOs AND ABSs                              11.4%
PRIVATE PLACEMENTS                          9.8%
FOREIGN CORPORATE OBLIGATIONS               5.4%
U.S. GOVERNMENT AGENCIES                    1.3%
U.S. TREASURIES                             1.3%

30-DAY SEC YIELD
6.85%*

DURATION
4.88 years

*YIELD REFLECTS REIMBURSEMENT OF EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, THE 30-DAY SEC YIELD WOULD HAVE BEEN LOWER. YIELDS WILL FLUCTUATE.

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

Opinions expressed herein, and other fund data presented, are based on current market conditions and are subject to change without notice. The fund invests through a master portfolio (another fund with the same objective). The fund invests in below investment-grade debt obligations and foreign securities (including emerging markets), mortgage-backed securities, interest rate swaps, futures contracts, and other derivatives, which are subject to special risks that may make the fund more volatile.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY

J.P. MORGAN GLOBAL STRATEGIC INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 2000
--------------------------------------------------------------------------------

ASSETS
Investment in The Global Strategic Income
  Portfolio ("Portfolio"), at value                $7,106,487
Receivable for Expense Reimbursements                  19,036
Deferred Organization Expenses                         16,502
Prepaid Expenses and Other Assets                       1,755
                                                   ----------
    Total Assets                                    7,143,780
                                                   ----------
LIABILITIES
Dividends Payable to Shareholders                      43,293
Shareholder Servicing Fee Payable                       1,514
Administrative Services Fee Payable                       147
Accrued Trustees' Fees and Expenses                        16
Administration Fee Payable                                  7
Fund Services Fee Payable                                   5
Accrued Expenses                                       29,987
                                                   ----------
    Total Liabilities                                  74,969
                                                   ----------
NET ASSETS
Applicable to 761,289 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $7,068,811
                                                   ==========
Net Asset Value, Offering and Redemption Price
  Per Share                                             $9.29
                                                         ----
                                                         ----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $8,046,469
Undistributed Net Investment Income                    66,912
Accumulated Net Realized Loss on Investment          (845,440)
Net Unrealized Depreciation of Investment            (199,130)
                                                   ----------
    Net Assets                                     $7,068,811
                                                   ==========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL STRATEGIC INCOME FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Interest and Dividend Income                       $ 330,986
Allocated Portfolio Expenses (Net of
  Reimbursement of $879)                                       (24,500)
                                                             ---------
    Net Investment Income Allocated from
      Portfolio                                                306,486
FUND EXPENSES
Transfer Agent Fees                                $ 11,800
Shareholder Servicing Fee                            10,046
Registration Fees                                     8,500
Professional Fees                                     5,647
Printing Expenses                                     5,133
Amortization of Organization Expenses                 3,278
Administrative Services Fee                             989
Fund Services Fee                                        68
Administration Fee                                       48
Trustees' Fees and Expenses                              39
Miscellaneous                                        15,082
                                                   --------
    Total Fund Expenses                              60,630
Less: Reimbursement of Expenses                     (45,727)
                                                   --------
NET FUND EXPENSES                                               14,903
                                                             ---------
NET INVESTMENT INCOME                                          291,583
NET REALIZED LOSS ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                   (197,087)
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT ALLOCATED FROM PORTFOLIO                          111,929
                                                             ---------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                 $ 206,425
                                                             =========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL STRATEGIC INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE SIX
                                                    MONTHS ENDED    FOR THE FISCAL
                                                   APRIL 30, 2000     YEAR ENDED
                                                    (UNAUDITED)    OCTOBER 31, 1999
                                                   --------------  ----------------
DECREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                                $   291,583   $       629,922
Net Realized Loss on Investment Allocated from
  Portfolio                                             (197,087)         (204,533)
Net Change in Unrealized Appreciation
  (Depreciation) of Investment Allocated from
  Portfolio                                              111,929          (182,264)
                                                     -----------   ---------------
    Net Increase in Net Assets Resulting from
      Operations                                         206,425           243,125
                                                     -----------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                   (286,169)         (600,679)
                                                     -----------   ---------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold         963,828         4,089,641
Reinvestment of Dividends                                209,424           445,558
Cost of Shares of Beneficial Interest Redeemed        (3,097,924)       (5,270,738)
                                                     -----------   ---------------
    Net Decrease from Transactions in Shares of
      Beneficial Interest                             (1,924,672)         (735,539)
                                                     -----------   ---------------
    Total Decrease in Net Assets                      (2,004,416)       (1,093,093)
NET ASSETS
Beginning of Period                                    9,073,227        10,166,320
                                                     -----------   ---------------
End of Period (including undistributed net
  investment income of $66,912 and $61,498,
  respectively)                                      $ 7,068,811   $     9,073,227
                                                     ===========   ===============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL STRATEGIC INCOME FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                                             FOR THE PERIOD
                                                       FOR THE                              NOVEMBER 5, 1997
                                                   SIX MONTHS ENDED     FOR THE FISCAL      (COMMENCEMENT OF
                                                    APRIL 30, 2000        YEAR ENDED       OPERATIONS) THROUGH
                                                     (UNAUDITED)       OCTOBER 31, 1999     OCTOBER 31, 1998
                                                   ----------------    ----------------    -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $ 9.40              $ 9.77               $ 10.21
                                                        ------              ------               -------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                     0.36                0.60                  0.70
Net Realized and Unrealized Loss on Investment
  Allocated from Portfolio                               (0.13)              (0.38)                (0.49)
                                                        ------              ------               -------
Total from Investment Operations                          0.23                0.22                  0.21
                                                        ------              ------               -------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                    (0.34)              (0.59)                (0.63)
Return of Capital                                           --                  --                 (0.02)
                                                        ------              ------               -------
Total Distributions to Shareholders                      (0.34)              (0.59)                (0.65)
                                                        ------              ------               -------

NET ASSET VALUE, END OF PERIOD                          $ 9.29              $ 9.40               $  9.77
                                                        ======              ======               =======

RATIOS AND SUPPLEMENTAL DATA
Total Return                                              2.41%(a)            2.26%                 1.97%(a)
Net Assets, End of Period (in thousands)                $7,069              $9,073               $10,166
Ratios to Average Net Assets
  Net Expenses                                            1.00%(b)            1.00%                 1.00%(b)
  Net Investment Income                                   7.26%(b)            6.35%                 6.24%(b)
  Expenses without Reimbursement                          2.15%(b)            1.54%                 1.89%(b)

------------------------
(a) Not Annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 2000
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Global Strategic Income Fund (the "fund") is a separate series of J.P. Morgan Funds, a Massachusetts business trust (the "trust") which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on November 5, 1997.

The fund invests all of its investable assets in The Global Strategic Income Portfolio (the "portfolio"), a no-load, diversified, open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (4% at April 30, 2000). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Substantially all the fund's net investment income is declared as dividends daily and paid monthly. Distributions to shareholders of realized net capital gains, if any, are declared and paid annually.

   d) The portfolio incurred organization expenses in the amount of $32,800. These costs were deferred and are being amortized on a straight-line basis over a five year period from the commencement of operations of the portfolio.

   e) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   f) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

J.P. MORGAN GLOBAL STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

   g) For federal income tax purposes, the fund had a capital loss carryforward at October 31, 1999 of $178,038, of which $624,674 expires in the year 2006 and $446,636 expires in the year 2007. To the extent that this capital loss is used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust, on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the six months ended April 30, 2000, the fee for these services amounted to $48.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co., Incorporated ("J.P. Morgan"), under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and J.P. Morgan Institutional Funds invest (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the six months ended April 30, 2000, the fee for these services amounted to $989.

      In addition, J.P. Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than 1.00% of the average daily net assets of the fund through February 28, 2001. This reimbursement arrangement can be changed or terminated at any time after February 28, 2001 at the option of J.P. Morgan. For the six months ended April 30, 2000, J.P. Morgan has agreed to reimburse the fund $46,606 for expenses under this agreement.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement

J.P. MORGAN GLOBAL STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------
      provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the fund. For the six months ended April 30, 2000, the fee for these services amounted to $10,046.

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $68 for the six months ended April 30, 2000.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $100.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                    FOR THE SIX
                                                    MONTHS ENDED    FOR THE FISCAL
                                                   APRIL 30, 2000     YEAR ENDED
                                                    (UNAUDITED)    OCTOBER 31, 1999
                                                   --------------  ----------------
Shares sold......................................        104,410           418,022
Reinvestment of dividends and distributions......         22,318            46,169
Shares redeemed..................................       (330,608)         (540,109)
                                                     -----------   ---------------
Net Decrease.....................................       (203,880)          (75,918)
                                                     ===========   ===============

From time to time, the fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund and portfolio.

J.P. MORGAN GLOBAL STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 26, 1999, with unaffiliated lenders. Additionally, since all of the investable assets of the fund are in the portfolio, the portfolio is party to certain covenants of the Agreement. The Agreement expired on May 26, 2000, however, the fund as party to the Agreement has renewed the Agreement and will continue its participation therein for an additional 364 days until May 23, 2001. The maximum borrowing under the Agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.085% on the unused portion of the committed amount. This is allocated to the funds in accordance with procedures established by their respective trustees. There were no outstanding borrowings pursuant to the Agreement at April 30, 2000.

The Global Strategic Income Portfolio
Semiannual Report April 30, 2000
(unaudited)

(The following pages should be read in conjunction with J.P. Morgan Global Strategic Income Fund
Semiannual Financial Statements)

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 2000
--------------------------------------------------------------------------------

   PRINCIPAL                                                                          MOODY'S/S&P
   AMOUNT{::}                            SECURITY DESCRIPTION                            RATING         VALUE
----------------   -----------------------------------------------------------------  ------------  -------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET BACKED SECURITIES (11.8%)
FINANCIAL SERVICES (11.8%)
$       110,699    Home Mac Mortgage Securities Corp., Series 1985-1, secured by
                     GNMA, 11.375% due 08/01/15.....................................     NR/NR      $    109,039
         57,488    Salomon Brothers Mortgage Securities V, Inc., Series 1985-1,
                     secured by GNMA, 12.000% due 04/01/15..........................     NR/NR            57,488
      1,495,343    Chase Manhattan Bank - First Union National, Sequential Payer,
                     Series 1999-1, Class A1, 7.134% due 07/15/07...................     NR/AAA        1,465,905
        500,000    Comm, Subordinated Bond, Series 2000-FL1A, Class H, (144A),
                     7.410% due 03/16/03(v).........................................    Baa3/NR          487,460
     12,180,890    CS First Boston Mortgage Securities Corp, REMIC:IO, CSTR, NTL,
                     Series 1997-2, Class X, (144A), 1.013% due 06/25/20(v).........     NR/NR           216,978
      1,500,000    CS First Boston Mortgage Securities Corp., Series 1999-C1, Class
                     A2, Sequential Payer, 7.290% due 09/15/09......................     Aaa/NR        1,476,094
        588,367    DLJ Mortgage Acceptance Corp., CSTR, Series 1997-D, (144A),
                     8.250% due 07/25/27(v).........................................     NR/NR           538,356
      3,529,056    Federal National Mortgage Association, PO, Series 1994-53, Class
                     G, Zero Coupon, 2.112%(y) due 11/25/23.........................     NR/NR         2,150,501
      1,383,146    First Union Commercial Mortgage Trust, Sequential Payer, Series
                     1999-C1, Class A1, 5.730% due 01/15/08.........................     NR/AAA        1,290,216
      1,500,000    GMAC Commercial Mortgage Securities Inc., Sequential Payer,
                     Series 1998-C2, Class A2, 6.420% due 08/15/08..................    Aaa/AAA        1,386,094
      2,500,000    Green Tree Financial Corp., Subordinated Bond, Series 1999-2,
                     Class B1, 8.410% due 12/01/30..................................    NR/BBB+        2,221,875
      2,000,000    Green Tree Financial Corp., Subordinated Bond, Series 1999-3,
                     Class B1, 8.370% due 02/01/31..................................    NR/BBB+        1,773,740
      1,200,000    Heller Financial Commercial Mortgage Asset Co., Sequential Payer,
                     Series 1999-PH1, Class A2, 6.847% due 05/15/31.................     Aaa/NR        1,136,437
      1,500,000    Morgan Stanley Capital I, Inc., Sequential Payer, Series
                     1998-XL1, Class A3, 6.480% due 06/03/30........................     NR/AAA        1,398,750
      1,661,015    Morgan Stanley Capital I, Inc., Sequential Payer, Series
                     1999-WF-1, Class A1, 5.910% due 04/15/08.......................     Aaa/NR        1,559,797
      1,000,000    Morgan Stanley Capital I, Inc., Subordinated Bond, Series
                     1997-XL1, Class G, (144A), 7.695% due 10/03/30.................     Ba3/BB          821,094
        300,000    Morgan Stanley Capital I, Inc., Subordinated Bond, CSTR,
                     Series 2000-HG, Class E, (144A), 7.932% due 12/03/05(v)........    Baa2/NR          293,062
      1,440,000    Nomura Asset Securities Corp., Sequential Payer, Series 1998-D6,
                     Class A1B, 6.590% due 03/17/28.................................    Aaa/AAA        1,305,000
                                                                                                    ------------
                       TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET BACKED
                         SECURITIES (COST $20,994,060)..............................                  19,687,886
                                                                                                    ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

   PRINCIPAL                                                                          MOODY'S/S&P
  AMOUNT{::}                             SECURITY DESCRIPTION                           RATING         VALUE
----------------   -----------------------------------------------------------------  ------------  -------------
CORPORATE OBLIGATIONS (19.2%)
AEROSPACE (0.6%)
$       500,000    Northrop-Grumman Corp., 9.375% due 10/15/24......................   Baa3/BBB-    $    500,670
        500,000    Truserv Corp., 10.100% due 07/01/08(f)...........................     NR/NR           446,100
                                                                                                    ------------
                                                                                                         946,770
                                                                                                    ------------

AGRICULTURE (0.3%)
        500,000    Scotts Co., (144A), 8.625% due 01/15/09..........................     B2/B+           475,000
                                                                                                    ------------

AUTOMOTIVE SUPPLIES (0.2%)
        400,000    Federal-Mogul Corp., 7.500% due 01/15/09.........................    Ba2/BB+          304,804
                                                                                                    ------------

BANKING (0.5%)
        750,000    First Union Corp., 8.125% due 06/24/02...........................     A2/A-           757,597
                                                                                                    ------------

BROADCASTING & PUBLISHING (1.3%)
        400,000    American Media Operation, Inc., 10.250% due 05/01/09.............     B2/B-           382,000
        400,000    AMFM, Inc., 9.250% due 07/01/07..................................      B1/B           401,000
        400,000    AMFM, Inc., Series B, 8.750% due 06/15/07........................      B1/B           399,000
        500,000    Echostar DBS Corp., 9.375% due 02/01/09..........................      B2/B           480,000
        600,000    Emmis Communications Corp., Series B, 8.125% due 03/15/09........     B2/B-           564,000
                                                                                                    ------------
                                                                                                       2,226,000
                                                                                                    ------------

CHEMICALS (0.2%)
        300,000    Huntsman ICI Chemicals, 10.125% due 07/01/09.....................     B2/B+           297,000
                                                                                                    ------------

COMPUTER SOFTWARE (0.9%)
        500,000    PSINet, Inc., 10.500% due 12/01/06...............................     B3/B-           440,000
        500,000    PSINet, Inc., Series B, 10.000% due 02/15/05.....................     B3/B-           440,000
        700,000    Verio, Inc., 11.250% due 12/01/08................................     B3/B-           698,250
                                                                                                    ------------
                                                                                                       1,578,250
                                                                                                    ------------

ELECTRIC (0.4%)
        300,000    Calpine Corp., 7.875% due 04/01/08...............................    Ba1/BB+          282,000
        400,000    CMS Energy Corp., Series B, 6.750% due 01/15/04..................     Ba3/BB          374,380
                                                                                                    ------------
                                                                                                         656,380
                                                                                                    ------------

ELECTRONICS (0.1%)
        355,000    Protection One Alarm Monitoring, Inc., 7.375% due 08/15/05.......     B2/B+           244,950
                                                                                                    ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

   PRINCIPAL                                                                          MOODY'S/S&P
  AMOUNT{::}                             SECURITY DESCRIPTION                           RATING         VALUE
----------------   -----------------------------------------------------------------  ------------  -------------
ENERGY (0.2%)
$       400,000    Cogentrix Energy, Inc., 8.750% due 10/15/08......................    Ba1/BB+     $    392,000
                                                                                                    ------------

ENTERTAINMENT, LEISURE & MEDIA (2.0%)
        700,000    Ackerly Group, Inc., Series B, 9.000% due 01/15/09...............      B2/B           658,000
        500,000    CSC Holdings, Inc., 10.500% due 05/15/16.........................    Ba3/BB-          541,250
        750,000    Destination Film Funding Corp., (144A), 6.250% due 10/15/03......     NR/NR           695,100
        500,000    Fox Family Worldwide, Inc., 9.250% due 11/01/07..................      B1/B           435,000
        450,000    Lamar Media Corp., 8.625% due 09/15/07...........................      B1/B           418,500
        700,000    Premier Parks, Inc., 12.206%(y) due 04/01/08(v)..................     B3/B-           455,000
        200,000    Time Warner Telecom LLC, 9.750% due 07/15/08.....................      B2/B           197,500
                                                                                                    ------------
                                                                                                       3,400,350
                                                                                                    ------------

FINANCIAL SERVICES (2.1%)
        325,000    Enterprise Rent-a-Car USA Finance Co., MTN, (144A), 9.125% due
                     12/15/04.......................................................   Baa1/BBB+         338,179
      1,000,000    Ford Motor Credit Co., 7.375% due 10/28/09.......................      A2/A           969,000
      1,500,000    Ford Motor Credit Co., 7.500% due 03/15/05.......................      A2/A         1,480,965
        750,000    Sears Roebuck Acceptance Corp., 6.750% due 09/15/05..............     A3/A-           704,205
                                                                                                    ------------
                                                                                                       3,492,349
                                                                                                    ------------

FOOD, BEVERAGES & TOBACCO (0.3%)
        500,000    Aurora Foods, Inc., Series B, 8.750% due 07/01/08................   Caa1/CCC+         285,000
        350,000    Smithfield Foods, Inc., 7.625% due 02/15/08......................    Ba3/BB+          304,937
                                                                                                    ------------
                                                                                                         589,937
                                                                                                    ------------

HEALTH SERVICES (0.6%)
        700,000    Mariner Post-Acute Network, Inc., Series B, 9.500% due
                     04/01/06{/\}...................................................      C/D              3,500
        565,000    McKesson HBOC, Inc., 6.400% due 03/01/08.........................    Baa2/BBB         443,785
        500,000    Triad Hospitals Holdings, Inc., Series B, 11.000% due 05/15/09...     B3/B-           520,000
                                                                                                    ------------
                                                                                                         967,285
                                                                                                    ------------

INSURANCE (0.4%)
        695,000    Prudential Insurance Co., (144A), 6.375% due 07/23/06............     A2/A+           636,808
                                                                                                    ------------

MANUFACTURING (0.3%)
        500,000    Polymer Group, Inc., Series B, 9.000% due 07/01/07...............      B2/B           455,000
                                                                                                    ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

   PRINCIPAL                                                                          MOODY'S/S&P
  AMOUNT{::}                             SECURITY DESCRIPTION                           RATING         VALUE
----------------   -----------------------------------------------------------------  ------------  -------------
METALS & MINING (0.7%)
$       400,000    P&L Coal Holdings Corp., Series B, 9.625% due 05/15/08...........      B2/B      $    356,000
        600,000    Ryerson Tull, Inc., 8.500% due 07/15/01..........................    Baa3/BBB         594,000
        100,000    Ryerson Tull, Inc., 9.125% due 07/15/06..........................    Baa3/BBB          97,500
        120,000    WHX Corp., 10.500% due 04/15/05..................................     B3/B-           109,200
                                                                                                    ------------
                                                                                                       1,156,700
                                                                                                    ------------

MISCELLANEOUS CONSUMER GOODS (0.2%)
        400,000    Sun World International, Inc., Series B, 11.250% due 04/15/04....      B2/B           374,000
                                                                                                    ------------

NATURAL GAS (0.5%)
        100,000    Ras Laffan Liquified Natural Gas, (144A), 8.294% due 03/15/14....   Baa3/BBB+          93,120
        750,000    Williams Companies, Inc., 6.200% due 08/01/02....................   Baa2/BBB-         725,902
                                                                                                    ------------
                                                                                                         819,022
                                                                                                    ------------

OIL-PRODUCTION (0.5%)
        300,000    Ocean Energy, Inc., Series B, 8.875% due 07/15/07................    Ba3/BB-          295,500
        300,000    Pogo Producing Co., Series B, 10.375% due 02/15/09...............     B2/BB-          306,000
        350,000    Range Resources Corp., 8.750% due 01/15/07.......................     B3/B-           300,125
                                                                                                    ------------
                                                                                                         901,625
                                                                                                    ------------

OIL-SERVICES (1.0%)
        500,000    Lasmo (USA), Inc., 7.500% due 06/30/06...........................    Baa2/BBB         473,945
      1,000,000    Newpark Resources, Inc., Series B, 8.625% due 12/15/07...........     B2/B+           857,500
        289,873    Oil Purchase Co., (144A), 7.100% due 04/30/02....................    Ba2/BBB-         276,829
                                                                                                    ------------
                                                                                                       1,608,274
                                                                                                    ------------

PACKAGING & CONTAINERS (0.6%)
        500,000    Riverwood International Corp., 10.625% due 08/01/07..............     B3/B-           492,500
        500,000    Stone Container Corp., 12.250% due 04/01/02(v)...................     B3/B-           502,500
                                                                                                    ------------
                                                                                                         995,000
                                                                                                    ------------

PRINTING & PUBLISHING (0.5%)
        800,000    TV Guide, Inc., 8.125% due 03/01/09..............................     Ba3/B+          784,000
                                                                                                    ------------

TELECOMMUNICATIONS (3.9%)
        500,000    Adelphia Communications, Inc., Series B, 8.125% due 07/15/03.....     B1/NR           462,500
        500,000    Alaska Communications Systems, 9.375% due 05/15/09...............     B3/B+           451,250
        400,000    Charter Communications Holdings LLC, , 13.644%(y) due
                     04/01/11(v)....................................................     B2/B+           220,000
        250,000    Charter Communications Holdings LLC, 10.000% due 04/01/09........     B2/B+           240,000
        650,000    Crown Castle Int'l Corp., 11.738%(y) due 05/15/11(v).............      B3/B           383,500

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

   PRINCIPAL                                                                          MOODY'S/S&P
  AMOUNT{::}                             SECURITY DESCRIPTION                           RATING         VALUE
----------------   -----------------------------------------------------------------  ------------  -------------
TELECOMMUNICATIONS (CONTINUED)
$       200,000    Intermedia Communications, Inc., Series B, 8.500% due 01/15/08...      B2/B      $    182,000
        200,000    Intermedia Communications, Inc., Series B, 9.500% due 03/01/09...      B2/B           190,000
        300,000    ITC Deltacom, Inc., 8.875% due 03/01/08..........................     B2/B+           279,000
        200,000    ITC Deltacom, Inc., 9.750% due 11/15/08..........................     B2/B+           194,000
        300,000    Level 3 Communications, 9.125% due 05/01/08......................      B3/B           260,250
        500,000    Metromedia Fiber Network, Inc., Series B, 10.000% due 11/15/08...     B2/B+           478,750
        325,000    McLeodUSA, Inc., 9.500% due 11/01/08.............................     B1/B+           315,250
        300,000    Nextlink Communications, 10.750% due 11/15/08....................      B2/B           294,000
        100,000    Nextlink Communications, 12.500% due 04/15/06....................      B2/B           104,000
        500,000    Nextel Communications, 9.375% due 11/15/09.......................      B1/B           473,750
        500,000    NTL Communications Corp., Series B, 11.500% due 10/01/08.........     B3/B-           506,250
        450,000    RCN Corp., 10.000% due 10/15/07..................................     B3/B-           405,000
        400,000    RCN Corp., Series B, 13.768%(y) due 02/15/08(v)..................     B3/B-           237,000
        600,000    Tritel PCS, Inc., 4.646%(y) due 05/15/09(v)......................     B3/NR           396,000
        400,000    Voicestream Wireless Co. (144A), 10.375% due 11/15/09............     B2/B-           408,000
                                                                                                    ------------
                                                                                                       6,480,500
                                                                                                    ------------

TELEPHONE (0.2%)
        440,000    Viatel, Inc., 11.250% due 04/15/08...............................     B3/B-           391,600
                                                                                                    ------------

TRANSPORT & SERVICES (0.3%)
        500,000    Atlantic Express Transportation Corp., 10.750% due 02/01/04......      B2/B           450,000
                                                                                                    ------------

UTILITIES (0.4%)
        750,000    Kincaid Generation LLC, (144A), 7.330% due 06/15/20..............   Baa3/BBB-         661,762
                                                                                                    ------------
                       TOTAL CORPORATE OBLIGATIONS (COST $35,084,287)...............                  32,042,963
                                                                                                    ------------

FOREIGN CORPORATE OBLIGATIONS (5.6%)
ARGENTINA (0.2%)
BROADCASTING & PUBLISHING
        300,000    Cablevision SA, 13.750% due 05/01/09.............................     B1/BB           286,875
                                                                                                    ------------

AUSTRALIA (0.2%)
BANKING
        300,000    National Australia Bank Ltd., 6.600% due 12/10/07................     A1/AA-          279,108
                                                                                                    ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

   PRINCIPAL                                                                          MOODY'S/S&P
  AMOUNT{::}                             SECURITY DESCRIPTION                           RATING         VALUE
----------------   -----------------------------------------------------------------  ------------  -------------
BERMUDA (0.7%)
TELECOMMUNICATIONS
$       615,000    Flag Ltd., 8.250% due 01/30/08...................................    Ba3/BB-     $    547,350
        600,000    Global Crossing Holdings Ltd., Inc. (144A), 9.125% due
                     11/15/06.......................................................     Ba2/BB          583,500
                                                                                                    ------------
                                                                                                       1,130,850
                                                                                                    ------------

BRAZIL (0.1%)
METALS & MINING
        100,000    CSN Iron SA, 9.125% due 06/01/07.................................     B2/NR            82,500
                                                                                                    ------------

TELECOMMUNICATIONS
        100,000    Globo Communicacoes Participacoes, 10.625% due 12/05/08..........     B2/NR            84,000
                                                                                                    ------------
                                                                                                         166,500
                                                                                                    ------------

CANADA (1.2%)
TELECOMMUNICATIONS
        275,000    Call-Net Enterprises, Inc., 17.450%(y) due 08/15/07(v)...........     B2/B+           137,500
        465,000    Clearnet Communications, Inc., 10.543%(y) due 12/15/05(v)........      B3/B           467,325
        510,000    Microcell Telecommunications, Inc., Series B , 11.093%(y) due
                     06/01/06(v)....................................................     B3/NR           459,000
        500,000    Rogers Cablesystems Ltd., 10.000% due 12/01/07...................    Ba1/BB+          522,500
        350,000    Worldwide Fiber, Inc., 12.500% due 12/15/05......................     B3/B+           351,750
                                                                                                    ------------
                                                                                                       1,938,075
                                                                                                    ------------

TRANSPORT & SERVICES
        200,000    Laidlaw, Inc., 6.650% due 10/01/04...............................     B2/BB-           76,000
        110,000    Laidlaw, Inc., 6.720% due 10/01/27...............................     B2/BB-           37,400
                                                                                                    ------------
                                                                                                         113,400
                                                                                                    ------------
                                                                                                       2,051,475
                                                                                                    ------------

COLOMBIA (0.1%)
BANKING
        225,000    Financiera Energetica Nacional, (144A), 9.375% due 06/15/06......     NR/BB+          177,750
                                                                                                    ------------

INDONESIA (0.1%)
CHEMICALS
        250,000    Reliance Industries Ltd., (144A), 10.375% due 06/24/16...........     Ba2/BB          244,690
                                                                                                    ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

   PRINCIPAL                                                                          MOODY'S/S&P
  AMOUNT{::}                             SECURITY DESCRIPTION                           RATING         VALUE
----------------   -----------------------------------------------------------------  ------------  -------------
KOREA (0.5%)
BANKING
$       400,000    Cho Hung Bank, (144A), 11.500% due 04/01/10(v)...................     B1/B+      $    392,000
        400,000    Hanvit Bank, (144A), 11.750% due 03/01/10(v).....................      B1/B           392,500
                                                                                                    ------------
                                                                                                         784,500
                                                                                                    ------------

LIBERIA (0.2%)
TRANSPORT & SERVICES
        400,000    Teekay Shipping Corp., 8.320% due 02/01/08.......................    Ba2/BB+          366,000
                                                                                                    ------------

MEXICO (0.2%)
BROADCASTING & PUBLISHING
        100,000    Grupo Televisa SA, 11.123%(y) due 05/15/08(v)....................    Baa3/BB+          98,326
        100,000    TV Azteca SA de CV, Series B, 10.500% due 02/15/07...............     B1/B+            91,250
                                                                                                    ------------
                                                                                                         189,576
                                                                                                    ------------

TELECOMMUNICATIONS
        100,000    Grupo Iusacell SA de CV, (144A), 14.250% due 12/01/06............     B1/B+           105,750
                                                                                                    ------------
                                                                                                         295,326
                                                                                                    ------------

NETHERLANDS (0.3%)
TELECOMMUNICATIONS
        400,000    United Pan-Europe Communications, (144A), 10.875% due 11/01/07...      B2/B           374,000
        100,000    Turkcell Iletisim Hizmet, (144A), 12.750% due 08/01/05...........      B1/B           102,250
                                                                                                    ------------
                                                                                                         476,250
                                                                                                    ------------

PHILIPPINES (0.2%)
TELECOMMUNICATIONS
        250,000    Globe Telecom, (144A), 13.000% due 08/01/09......................      B1/B           267,500
                                                                                                    ------------

UTILITIES
         50,000    Ce Casecnan Water & Energy, Inc., Series B, 11.950% due
                     11/15/10.......................................................    Ba2/BB+           46,000
                                                                                                    ------------
                                                                                                         313,500
                                                                                                    ------------

POLAND (0.1%)
TELECOMMUNICATIONS
        250,000    PTC International Finance II SA., (144A), 11.250% due 12/01/09...     B2/B+           260,000
                                                                                                    ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

   PRINCIPAL                                                                          MOODY'S/S&P
  AMOUNT{::}                             SECURITY DESCRIPTION                           RATING         VALUE
----------------   -----------------------------------------------------------------  ------------  -------------
SPAIN (0.6%)
BANKING
$     1,000,000    BSCH Issuance Ltd., 7.625% due 11/03/09..........................      A1/A      $    980,540
                                                                                                    ------------

UNITED KINGDOM (0.9%)
CHEMICALS
        300,000    Avecia Group PLC, 11.000% due 07/01/09...........................      B2/B           306,000
                                                                                                    ------------

UTILITIES
        750,000    United Utilities PLC, 6.250% due 08/15/05........................    A3/BBB+          684,855
                                                                                                    ------------

WATER
        500,000    Anglian Water PLC, Series B , 6.840% due 01/15/13(f).............     NR/NR           448,800
                                                                                                    ------------
                                                                                                       1,439,655
                                                                                                    ------------
                       TOTAL FOREIGN CORPORATE OBLIGATIONS (COST $9,658,213)........                   9,253,019
                                                                                                    ------------

PRIVATE PLACEMENT (10.1%)
FINANCIAL SERVICES (0.4%)
        734,415    Huntington National Bank Republic, 7.240% due 12/05/20(f)........     NR/NR           653,291
                                                                                                    ------------

METALS & MINING (0.3%)
         23,077    P&L Coal Holdings Corp., Tranche 1, 8.563% due 06/04/06(v).......     NR/NR            22,990
        115,385    P&L Coal Holdings Corp., Tranche 2, 7.688% due 06/04/06(v).......     NR/NR           114,952
        307,692    P&L Coal Holdings Corp., Tranche 3, 8.688% due 06/04/06(v).......     NR/NR           305,923
                                                                                                    ------------
                                                                                                         443,865
                                                                                                    ------------

OIL-PRODUCTION (0.2%)
        163,187    Amerada Hess Corp. Leveraged Lease, 7.330% due 01/01/14(f).......     NR/NR           154,504
        320,715    Amerada Hess Corp. Leveraged Lease, Series A, 6.140% due
                     01/01/14(f)....................................................     NR/NR           282,479
                                                                                                    ------------
                                                                                                         436,983
                                                                                                    ------------

REAL ESTATE (9.2%)
      2,902,040    127-129-131 West 96th St. Corp. (1st Mortgage Agreement on
                     Cooperative Building in
                     New York City), 6.850% due 12/01/18(f).........................     NR/NR         2,702,235
      1,076,288    14-16 East 17th St. (1st Mortgage Agreement on Cooperative
                     Building in New York City), 7.000% due 03/01/21(f).............     NR/NR         1,005,738
      1,537,983    270 Fifth Ave. (1st Mortgage Agreement on Cooperative Building in
                     Brooklyn, New York), 6.930% due 09/01/18(f)....................     NR/NR         1,441,306

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

   PRINCIPAL                                                                          MOODY'S/S&P
  AMOUNT{::}                             SECURITY DESCRIPTION                           RATING         VALUE
----------------   -----------------------------------------------------------------  ------------  -------------
REAL ESTATE (CONTINUED)
$       484,295    31-33 Mercer Street (1st Mortgage Agreement on Cooperative
                     Building in New York City), 7.490% due 04/01/23(f).............     NR/NR      $    468,545
        610,082    3512 Oxford Avenue (1st Mortgage Agreement on Cooperative
                     Building in Riverdale, New York), 8.450% due 06/01/17(f).......     NR/NR           631,435
        610,295    3810 Greystone Avenue (1st Mortgage Agreement on Cooperative
                     Building in Riverdale, New York), 8.500% due 06/01/17(f).......     NR/NR           627,438
        797,479    421 West 57th Street (1st Mortgage Agreement on Cooperative
                     Building in New York City), 8.980% due 07/01/22(f).............     NR/NR           854,252
        483,673    482 East 9th Street, Kensington Gardens Corp. (1st Mortgage
                     Agreement on Cooperative Building in New York City), 6.850% due
                     12/01/18(f)....................................................     NR/NR           447,330
        594,183    86-06/86-42 155th Ave., Dartmouth Cooperative Corp. (1st Mortgage
                     Agreement on Cooperative Building in Howard Beach, New York),
                     7.000% due 01/01/14(f).........................................     NR/NR           562,258
      1,586,045    PC Bel Clare Estates, 33 Claroma St., St. Joseph Township,
                     Minnesota, 6.930% due 09/01/18(f)..............................     NR/NR         1,465,997
      1,347,681    PC Northstar Terrace, 101 Jupiter Drive, East Grand Forks,
                     Minnesota, 6.625% due 10/01/18(f)..............................     NR/NR         1,209,679
      1,623,287    PC Shangri-La, 3526 North Cascade Ave., Colorado Springs,
                     Colorado, 6.520% due 10/01/08(f)...............................     NR/NR         1,464,156
      1,290,020    PC Three Lakes Estates, 2151 Three Lakes Road, Albany, Oregon,
                     6.180% due 10/01/13(f).........................................     NR/NR         1,110,372
      1,386,904    Walgreen-Benderson, 7.625% due 11/15/13(f).......................     NR/NR         1,318,308
                                                                                                    ------------
                                                                                                      15,309,049
                                                                                                    ------------
                       TOTAL PRIVATE PLACEMENT (COST $17,976,914)...................                  16,843,188
                                                                                                    ------------

SOVEREIGN GOVERNMENTS AND AGENCIES (31.8%)
ARGENTINA (1.8%)
        190,000    City of Buenos Aires (144a), 11.250% due 04/11/07................     B1/NR      $    175,275
        726,400    Republic of Argentina Bearer Bonds, Series FRB, 7.375% due
                     03/31/05(v)....................................................     B1/BB           675,552
         81,102    Republic of Argentina Bocon, Series Pre-4, 6.131% due
                     09/01/02(v)....................................................     B1/NR            78,396
        509,603    Republic of Argentina Bocon, Series Pro-2, 6.178% due
                     04/01/07(v)....................................................     B1/NR           447,036
        400,000    Republic of Argentina Discount Bonds Series L-GL, 6.875% due
                     03/31/23(v)....................................................     B1/BB           340,500
        125,000    Republic of Argentina Global Bonds, 9.750% due 09/19/27..........     B1/BB           104,750
        200,000    Republic of Argentina Global Bonds, 11.375% due 03/15/10.........     B1/BB           192,000
        210,000    Republic of Argentina Global Bonds, 12.000% due 02/01/20.........     B1/BB           207,375
        350,000    Republic of Argentina Global Bonds, 12.125% due 02/25/19.........     B1/BB           345,975
        250,000    Republic of Argentina Global Bonds, Series BGL5, 11.375% due
                     01/30/17.......................................................     B1/BB           238,000
        240,000    Republic of Argentina Par Bonds, Series L-GP, 6.000% due
                     03/31/23(v)....................................................     B1/BB           167,700
                                                                                                    ------------
                                                                                                       2,972,559
                                                                                                    ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

   PRINCIPAL                                                                          MOODY'S/S&P
  AMOUNT{::}                             SECURITY DESCRIPTION                           RATING         VALUE
----------------   -----------------------------------------------------------------  ------------  -------------
BRAZIL (2.6%)
$       760,000    Republic of Brazil Bearer Bonds, Series NMB-L, 7.43% due
                     04/15/09(v)....................................................     B2/B+      $    623,200
      1,054,087    Republic of Brazil C Bonds, Series 20 Year, 8.000% due
                     04/15/14.......................................................     B2/B+           755,649
         92,356    Republic of Brazil C Bonds, Series L, 8.000% due 04/15/14........     B2/B+            66,208
        180,000    Republic of Brazil DCB L, Series RG, 7.438% due 04/15/12(v)......     B2/B+           129,600
        450,000    Republic of Brazil Discount Bonds, Series 30 Year ZL, 7.375% due
                     04/15/24(v)....................................................     B2/NR           347,625
        250,000    Republic of Brazil Global Bonds, 10.125% due 05/15/27............     B2/B+           193,750
        100,000    Republic of Brazil Global Bonds, 11.625% due 04/15/04............     B2/B+            99,000
        500,000    Republic of Brazil Global Bonds, 12.750% due 01/15/20............     B2/B+           479,250
        676,000    Republic of Brazil Global Bonds, 14.500% due 10/15/09............     B2/B+           712,166
        200,000    Republic of Brazil Par Bonds, Series Z-L 30 Year, 6.000% due
                     04/15/24(v)....................................................     B2/B+           127,500
        967,200    Republic of Brazil, Series EI-L, 7.375% due 04/15/06(v)..........     B2/B+           863,226
                                                                                                    ------------
                                                                                                       4,397,174
                                                                                                    ------------

BULGARIA (1.3%)
      1,500,000    Republic of Bulgaria Discount Bonds, Series A, 7.063% due
                     07/28/24(v)....................................................     B2/NR         1,147,500
        600,000    Republic of Bulgaria FLIRB Bearer Bonds, Series A, 2.750% due
                     07/28/12(v)....................................................     B2/NR           417,000
        225,000    Republic of Bulgaria Registered IAB, Series RPDI, 7.063% due
                     07/28/11(v)....................................................     B2/NR           169,875
        630,000    Republic of Bulgaria IAB, Series PDI, 7.063% due 07/28/11(v).....     B2/NR           475,650
                                                                                                    ------------
                                                                                                       2,210,025
                                                                                                    ------------

CANADA (0.4%)
CAD     980,000    Government of Canada, Series WH31, 6.000% due 06/01/08(s)........    Aa1/AAA          653,724
                                                                                                    ------------

COLOMBIA (0.7%)
        400,000    Republic of Colombia, 9.750% due 04/23/09........................    Ba2/BB+          314,000
        150,000    Republic of Colombia, 10.875% due 03/09/04.......................    Ba2/BB+          140,250
        400,000    Republic of Colombia, 11.750% due 02/25/20.......................    Ba2/BB+          339,000
        200,000    Republic of Colombia, Series NOV, 9.750% due 04/23/09............    Ba2/BB+          174,000
        150,000    Republic of Colombia, Series REGS, 7.270% due 06/15/03...........    Ba2/BB+          133,350
                                                                                                    ------------
                                                                                                       1,100,600
                                                                                                    ------------

DENMARK (0.7%)
DKK   9,265,000    Kingdom of Denmark, 8.000% due 05/15/03(s).......................    Aaa/AAA        1,213,628
                                                                                                    ------------

FRANCE (7.4%)
 EURO 2,970,000    BTAN, Five-Year French Treasury Note, 3.500% due 07/12/04(s).....     Aaa/NR        2,557,004
 EURO 2,155,857    BTAN, Five-Year French Treasury Note, 4.750% due 03/12/02(s).....     Aaa/NR        1,968,638
 EURO 6,830,000    BTAN, Two-Year French Treasury Note, 3.000% due 07/12/01(s)......     Aaa/NR        6,121,420

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

   PRINCIPAL                                                                          MOODY'S/S&P
  AMOUNT{::}                             SECURITY DESCRIPTION                           RATING         VALUE
----------------   -----------------------------------------------------------------  ------------  -------------
FRANCE (CONTINUED)
 EURO   819,000    Government of France, 4.000% due 04/25/09(s).....................    Aaa/AAA     $    674,291
 EURO 1,080,000    Government of France, 6.000% due 10/25/25(s).....................    Aaa/AAA        1,025,872
                                                                                                    ------------
                                                                                                      12,347,225
                                                                                                    ------------

GERMANY (3.3%)
 EURO 1,448,098    Republic of Germany, Series 124, 4.500% due 08/19/02(s)..........    Aaa/AAA        1,313,700
 EURO 2,650,000    Republic of Germany, Series 97, 6.000% due 01/04/07(s)...........     Aaa/NR        2,513,081
 EURO 1,895,000    Republic of Germany, Series 98, 5.625% due 01/04/28(s)...........    Aaa/AAA        1,709,195
                                                                                                    ------------
                                                                                                       5,535,976
                                                                                                    ------------

ITALY (3.1%)
 EURO 2,590,000    Government of Italy, 3.000% due 02/15/02(s)......................     Aa3/AA        2,290,736
 EURO 2,655,000    Government of Italy, 3.250% due 04/15/04(s)......................     Aa3/AA        2,260,161
 EURO   600,000    Government of Italy, 7.250% due 11/01/26(s)......................     Aa3/AA          642,482
                                                                                                    ------------
                                                                                                       5,193,379
                                                                                                    ------------

JAPAN (0.4%)
JPY   75,000,000   Government of Japan 10 Year, Series 217, 1.800% due
                     12/21/09(s)....................................................    Aa1/AAA          692,228
                                                                                                    ------------

LEBANON (0.1%)
$       150,000    Republic of Lebanon, (144A), 10.250% due 10/06/09................     B1/BB-          150,000
                                                                                                    ------------

MEXICO (3.1%)
        200,000    Banco Nacional Obra Serv, 9.625% due 11/15/03....................    Baa3/BB+         202,500
        200,000    Petroleos Mexicanos, 8.850% due 09/15/07.........................    Baa3/BB+         192,000
        400,000    Petroleos Mexicanos, 9.500% due 09/15/27.........................    Baa3/BB+         386,000
        350,000    Petroleos Mexicanos, Series P, 9.500% due 09/15/27...............    Baa3/BB+         350,437
        250,000    United Mexican States Discount Bonds, Series D, 6.903% due
                     12/31/19(v)....................................................    Baa3/BB+         245,000
        500,000    United Mexican States Global Bonds, 8.625% due 03/12/08..........    Baa3/BB+         476,750
        665,000    United Mexican States Global Bonds, 9.875% due 01/15/07..........    Baa3/BB+         683,288
        475,000    United Mexican States Global Bonds, 11.375% due 09/15/16.........    Baa3/BB+         536,750
        385,000    United Mexican States Global Bonds, 11.500% due 05/15/26.........    Baa3/BB+         455,263
        775,000    United Mexican States Global Bonds, Series XW, 10.375% due
                     02/17/09.......................................................    Baa3/BB+         814,525
        250,000    United Mexican States Par Bonds, Series W-A, 6.250% due
                     12/31/19.......................................................    Baa3/BB+         205,625
        350,000    United Mexican States Par Bonds, Series W-B, 6.250% due
                     12/31/19.......................................................    Baa3/BB+         287,875
        400,000    United Mexican States, Series B, 6.943% due 12/31/19(v)..........    Baa3/BB+         392,000
                                                                                                    ------------
                                                                                                       5,228,013
                                                                                                    ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

   PRINCIPAL                                                                          MOODY'S/S&P
  AMOUNT{::}                             SECURITY DESCRIPTION                           RATING         VALUE
----------------   -----------------------------------------------------------------  ------------  -------------
MOROCCO (0.3%)
$       558,421    Kingdom of Morocco Restructuring & Consolidation Agreement,
                     Series A, 6.844% due 01/01/09(v)...............................     NR/NR      $    498,391
                                                                                                    ------------

NETHERLANDS (0.7%)
 EURO 1,280,000    Government of the Netherlands, Series 1 & 2, 6.000% due
                     01/15/06(s)....................................................    Aaa/AAA        1,209,705
                                                                                                    ------------

PANAMA (1.0%)
        200,000    Republic of Panama Global Bonds, 8.250% due 04/22/08.............    Ba1/BB+          177,000
        200,000    Republic of Panama Global Bonds, 8.875% due 09/30/27.............    Ba1/BB+          168,500
        225,000    Republic of Panama Global Bonds, 9.375% due 04/01/29.............    Ba1/BB+          211,500
        840,000    Republic of Panama IRB, Series 18 Year, 4.250% due 07/17/14(v)...    Ba1/BB+          661,500
        464,716    Republic of Panama PDI, Series 20 Year, 7.063% due 07/17/16(v)...    Ba1/BB+          374,097
                                                                                                    ------------
                                                                                                       1,592,597
                                                                                                    ------------

PERU (1.0%)
        400,000    Republic of Peru Discount Bonds, Series 30 Year, 7.188% due
                     03/08/27(v)....................................................     Ba3/BB          272,000
        525,000    Republic of Peru FLIRB, Series 20 Year , 3.750% due
                     03/07/17(v)....................................................     Ba3/BB          320,250
      1,500,000    Republic of Peru PDI, Series 20 Year, 4.500% due 03/07/17(v).....     Ba3/BB        1,003,125
                                                                                                    ------------
                                                                                                       1,595,375
                                                                                                    ------------

PHILIPPINES (0.8%)
        350,000    Bangko Sentral Pilipinas, 8.600% due 06/15/27....................    Ba1/BB+          262,500
        265,000    Republic of Philippines Global Bonds, 8.875% due 04/15/08........    Ba1/BB+          242,475
        620,000    Republic of Philippines Global Bonds, 9.875% due 01/15/19........    Ba1/BB+          548,700
        293,900    Republic of Philippines Global Bonds, 10.625% due 03/16/25.......    Ba1/BB+          271,490
                                                                                                    ------------
                                                                                                       1,325,165
                                                                                                    ------------

QATAR (0.1%)
        100,000    State of Qatar, (144A), 9.500% due 05/21/09......................    Baa2/BBB         103,000
                                                                                                    ------------

SOUTH AFRICA (0.1%)
        200,000    Republic of South Africa, 9.125% due 05/19/09....................   Baa3/BBB-         193,000
                                                                                                    ------------

SWEDEN (0.4%)
SEK    5,800,000   Government of Sweden, Series 1039, 5.500% due 04/12/02(s)........     NR/AAA          653,153
                                                                                                    ------------

TRINIDAD AND TOBAGO (0.3%)
        450,000    Republic of Trinidad and Tobago, (144A), 9.875% due 10/01/09.....   Baa3/BBB-         463,500
                                                                                                    ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

   PRINCIPAL                                                                          MOODY'S/S&P
  AMOUNT{::}                             SECURITY DESCRIPTION                           RATING         VALUE
----------------   -----------------------------------------------------------------  ------------  -------------
TURKEY (1.1%)
$     1,000,000    Republic of Turkey, 11.875% due 01/15/30.........................     B1/B+      $  1,081,250
        220,000    Republic of Turkey, 12.000% due 12/15/08.........................     B1/B+           234,575
        450,000    Republic of Turkey, 12.375% due 06/15/09.........................     B1/B+           484,875
                                                                                                    ------------
                                                                                                       1,800,700
                                                                                                    ------------

UNITED KINGDOM (0.9%)
        450,000    United Kingdom Treasury Gilt, 6.750% due 11/26/04(s).............    Aaa/AAA          731,576
        444,000    United Kingdom Treasury Gilt, 7.250% due 12/07/07(s).............    Aaa/AAA          766,979
                                                                                                    ------------
                                                                                                       1,498,555
                                                                                                    ------------

VENEZUELA (0.2%)
        190,475    Republic of Venezuela DCB, Series DL , 7.000% due 12/18/07(v)....      B2/B           149,166
        250,000    Republic of Venezuela Par, Series W-A, 6.750% due 03/31/20.......      B2/B           174,375
                                                                                                    ------------
                                                                                                         323,541
                                                                                                    ------------
                       TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (COST
                         $53,794,520)...............................................                  52,951,213
                                                                                                    ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (1.4%)
FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.4%)
      2,300,000    TBA, May, 8.000% due 05/01/30 (cost $2,310,780)..................                   2,296,412
                                                                                                    ------------

U.S. TREASURY OBLIGATIONS (1.3%)
U.S. TREASURY BONDS (0.1%)
         85,000    United States Treasury Bonds, 5.500% due 08/15/28................                      77,204
        150,000    United States Treasury Bonds, 6.125% due 08/15/29................                     150,351
                                                                                                    ------------
                                                                                                         227,555
                                                                                                    ------------

U.S. TREASURY NOTES (1.2%)
        150,000    United States Treasury Notes, 4.250% due 11/15/03................                     139,149
      1,700,000    United States Treasury Notes, 6.250% due 02/28/02................                   1,686,723
        100,000    United States Treasury Notes, 6.625% due 05/15/07................                     100,656
         55,000    United States Treasury Notes, 6.875% due 05/15/06................                      55,894
                                                                                                    ------------
                                                                                                       1,982,422
                                                                                                    ------------
                       TOTAL U.S. TREASURY OBLIGATIONS (COST $2,264,393)............                   2,209,977
                                                                                                    ------------

RIGHTS (0.0%)
MEXICO (0.0%)
        768,000    United Mexican States Value Recovery, Series A Par, Expiring
                     06/20/03 (cost $0) (+).........................................                           0
                                                                                                    ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

   PRINCIPAL
   AMOUNT{::}                                   SECURITY DESCRIPTION                                    VALUE
----------------   -------------------------------------------------------------------------------  -------------
SHORT-TERM INVESTMENTS (22.2%)
OTHER INVESTMENT COMPANIES (11.7%)
$    19,597,473    J.P. Morgan Institutional Prime Money Market Fund..............................  $ 19,597,473
                                                                                                    ------------

SOVEREIGN BONDS (0.0%)
         42,054    Republic of Argentina Bocon, Series Pre-2, 6.1308% due 4/1/01(v)...............        41,559
                                                                                                    ------------

TIME DEPOSITS (10.2%)
     17,000,000    Bank of New York, 5.875% due 5/3/00(s).........................................    17,000,000
                                                                                                    ------------

U.S. TREASURY OBLIGATIONS (0.3%)
        310,000    United States Treasury Bills, 6.11%(y) due 10/12/00(s).........................       301,723
        140,000    United States Treasury Notes, 5.625% due 11/30/00..............................       139,387
                                                                                                    ------------
                                                                                                         441,110
                                                                                                    ------------
                       TOTAL SHORT-TERM INVESTMENTS (COST $37,079,604)............................    37,080,142
                                                                                                    ------------
                   TOTAL INVESTMENTS (COST $179,162,771) (103.4%).................................   172,364,800
                   LIABILITIES IN EXCESS OF OTHER ASSETS (-3.4%)..................................    (5,592,611)
                                                                                                    ------------
                   NET ASSETS (100.0%)............................................................  $166,772,189
                                                                                                    ============

------------------------------
Note: Based on the cost of investments of $179,162,771 for federal income tax purposes at April 30, 2000, the aggregate gross unrealized appreciation and depreciation was $1,779,617 and $8,577,588, respectively, resulting in net unrealized depreciation of $6,797,971.

+ Non-income producing security.

(f) Fair valued security. Approximately 10.03% of the market value of the securities have been valued at fair value. (See Note 1a)

(s)Security is fully or partially segregated with custodian as collateral for TBA and when issued securities or futures contracts or with broker as initial margin for futures contracts, $18,722,910 of the market value has been segregated.

(v) Rate shown reflects current rate on variable or floating rate instrument or instrument with step-up coupon rate.

(y) Yield to maturity.

{/\} Defaulted security.

{::} Denominated in USD unless otherwise indicated.

144A - Securities restricted for resale to Qualified Institutional Buyers.

C - Capitalization.

CAD - Canadian Dollar.

CSTR - Collateral Strip Rate.

DCB - Debt Conversion Bond.

DKK - Danish Krone.

EURO - Euro.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

FLIRB - Floating Interest Rate Bond.

FRB - Federal Reserve Board.

GNMA - Government National Mortgage Association.

GBP - British Pound.

IAB - Interest in Arrears Bond.

IDU - Interest Due and Unpaid Bond.

IO - Interest Only.

IRB - Interest Reduction Bond.

JPY - Japanese Yen.

NR - Not Rated.

NTL - Notional Principal.

PO - Principal Only.

PDI - Past Due Interest.

REMIC - Real Estate Mortgage Investment Conduit.

SEK - Swedish Krona.

TBA - Security purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and maturity will be determined upon settlement date.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 2000
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $179,162,771 )          $172,364,800
Foreign Currency at Value (Cost $396,875 )              391,606
Receivable for Investments Sold                      11,773,074
Interest Receivable                                   2,161,228
Unrealized Appreciation of Forward Foreign
  Currency Contracts                                    965,712
Variation Margin Receivable                              92,544
Deferred Organization Expenses                            9,137
Receivable for Expense Reimbursement                      3,190
Prepaid Trustees' Fees                                      389
Prepaid Expenses and Other Assets                           810
                                                   ------------
    Total Assets                                    187,762,490
                                                   ------------
LIABILITIES
Payable for Investments Purchased                    20,167,999
Payable to Custodian                                    517,584
Unrealized Depreciation of Forward Foreign
  Currency Contracts                                     89,272
Variation Margin Payable                                 67,110
Advisory Fee Payable                                     60,145
Administrative Services Fee Payable                       3,238
Fund Services Fee Payable                                   114
Accrued Expenses                                         84,839
                                                   ------------
    Total Liabilities                                20,990,301
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $166,772,189
                                                   ============

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest and Dividend Income                                    $ 7,008,590
                                                                -----------
EXPENSES
Advisory Fee                                       $   385,649
Custodian Fees and Expenses                             96,260
Professional Fees and Expenses                          25,649
Administrative Services Fee                             21,094
Amortization of Organization Expense                     2,419
Fund Services Fee                                        1,459
Trustees' Fees and Expenses                              1,118
Administration Fee                                         604
Miscellaneous                                            5,048
                                                   -----------
    Total Expenses                                     539,300
Less: Reimbursement of Expenses                        (18,698)
                                                   -----------
NET EXPENSES                                                        520,602
                                                                -----------
NET INVESTMENT INCOME                                             6,487,988
NET REALIZED GAIN (LOSS) ON
  Investment Transactions                           (5,930,482)
  Futures Contracts                                    471,229
  Foreign Currency Contracts and Transactions        1,415,850
                                                   -----------
    Net Realized Loss                                            (4,043,403)
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  Investment Transactions                            1,415,179
  Futures Contracts                                    (41,722)
  Foreign Currency Contracts and Translations          644,972
                                                   -----------
    Net Change in Unrealized Appreciation                         2,018,429
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $ 4,463,014
                                                                ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE SIX
                                                    MONTHS ENDED    FOR THE FISCAL
                                                   APRIL 30, 2000     YEAR ENDED
                                                    (UNAUDITED)    OCTOBER 31, 1999
                                                   --------------  ----------------
DECREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                               $  6,487,988   $    16,042,565
Net Realized Loss on Investments, Futures and
  Foreign Currency Contracts and Transactions         (4,043,403)       (5,508,827)
Net Change in Unrealized Appreciation
  (Depreciation) of Investments, Futures and
  Foreign Currency Contracts and Translations          2,018,429        (4,818,228)
                                                    ------------   ---------------
    Net Increase in Net Assets Resulting from
      Operations                                       4,463,014         5,715,510
                                                    ------------   ---------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                         35,040,395        87,676,750
Withdrawals                                          (65,421,050)     (134,856,430)
                                                    ------------   ---------------
    Net Decrease from Investors' Transactions        (30,380,655)      (47,179,680)
                                                    ------------   ---------------
    Total Decrease in Net Assets                     (25,917,641)      (41,464,170)
NET ASSETS
Beginning of Period                                  192,689,830       234,154,000
                                                    ------------   ---------------
End of Period                                       $166,772,189   $   192,689,830
                                                    ============   ===============

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                       FOR THE FISCAL    FOR THE PERIOD
                                                       FOR THE           YEAR ENDED      MARCH 17, 1997
                                                   SIX MONTHS ENDED     OCTOBER 31,     (COMMENCEMENT OF
                                                    APRIL 30, 2000     --------------  OPERATIONS) THROUGH
                                                     (UNAUDITED)        1999    1998    OCTOBER 31, 1997
                                                   ----------------    ------  ------  -------------------
RATIOS TO AVERAGE NET ASSETS
  Net Expenses                                            0.60%(a)      0.60%   0.63%          0.65%(a)
  Net Investment Income                                   7.53%(a)      6.73%   6.59%          7.09%(a)
  Expenses without Reimbursement                          0.63%(a)      0.61%   0.63%          0.80%(a)
Portfolio Turnover                                         111%(b)       318%    368%           212%(b)

------------------------
(a) Annualized.

(b)Not Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 2000
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Global Strategic Income Portfolio (the "portfolio") is one of two subtrusts (portfolios) comprising Series Portfolio II. Series Portfolio II is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on January 9, 1997. The portfolio commenced operations on March 17, 1997 and received a contribution of certain assets and liabilities including securities, with a value of $41,072,730 on that date from the J.P. Morgan Institutional Global Strategic Income Fund in exchange for a beneficial interest in the portfolio. The portfolio's investment objective is to provide a high total return from a portfolio of fixed income securities of foreign and domestic issuers. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

The portfolio may have elements of risk not typically associated with investments in the United States due to concentrated investments in a limited number of countries or regions which may vary throughout the year. Such concentrations may subject the portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions which could cause the securities and their markets to be less liquid and prices more volatile than those comparable to the United States. The ability of the issuers of debt, asset-backed, and mortgage securities held by the portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of asset-backed and mortgage securities can be significantly affected by changes in interest rates or rapid principal payments including pre-payments.

A percentage (10.3% at April 30, 2000) of the investments of the portfolio may be highly illiquid, and there can be no assurance that the portfolio will be able to realize such investments in a timely manner.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The portfolio values securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national securities exchange or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Securities listed on a foreign exchange are valued at the last traded price or, in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange available before the time when the net assets are valued. Independent pricing service procedures may also include the use of prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, operating data, and general market conditions. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market provided by a principal market maker or dealer. If prices are not supplied by the portfolio's independent

THE GLOBAL STRATEGIC INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------
      pricing service or principal market maker or dealer, such securities are priced using fair values in accordance with procedures adopted by the portfolio's Trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the portfolio's trustees.

      The portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the portfolio. It is the policy of the portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   b) The books and records of the portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the portfolio are presented at the exchange rates and market values prevailing at the end of the period, the portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) The portfolio incurred organization expenses in the amount of $23,505. These costs were deferred and are being amortized on a straight-line basis over five-year period from the commencement of operations of the portfolio.

   e) Expenses incurred by Series Portfolio II with respect to any two or more portfolios in the Series Portfolio are allocated in proportion to the net assets of each portfolio in Series Portfolio II, except where allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

   f) The portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates and to enhance returns. A forward foreign currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates, and the change in the market value is recorded by the portfolio as unrealized appreciation or depreciation of forward foreign currency contract translations.

   g) A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the portfolio enters into the contract. Upon entering into such a contract, the portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation of movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

   h) The portfolio may enter into commitments to buy and sell investments to settle on future dates as part of its normal investment activities. These commitments are reported at market value in the financial statements. Credit risk exists on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the security were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

   i) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The portfolio earns foreign in come which may be subject to foreign withholding taxes at various rates.

THE GLOBAL STRATEGIC INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES

   a) The portfolio has an Investment Advisor Agreement with J.P. Morgan Investment Management, Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan") and wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the portfolio pays Morgan at an annual rate of 0.45% of the portfolio's average daily net assets. For the six months ended April 30, 2000, such fees amounted to $385,649.

   b) The portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the six months ended April 30, 2000, the fee for these services amounted to $604.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and other portfolios in which the trust, the J.P.Morgan Funds, and the J.P.Morgan Institutional Funds invest (the "master portfolios") and J.P.Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share that its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which Morgan provides similar services and J.P. Morgan Series Trust. For the six months ended April 30, 2000, the fee for these services amounted to $21,094.

      In addition, J.P. Morgan has agreed to reimburse the portfolio to the extent necessary to maintain the total operating expenses of the portfolio at no more than 0.65% of the average daily net assets of the portfolio through February 28, 2001. This reimbursement arrangement can be changed or terminated at any time after February 28, 2001, at the option of J.P. Morgan. For the six months ended April 30, 2000, J.P.Morgan has agreed to reimburse the portfolio $18,698 for expenses under this agreement.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $1,459 for the six months ended April 30, 2000.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated

THE GLOBAL STRATEGIC INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------
      portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $300.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended April 30, 2000 were as follows:

                                                        COST OF         PROCEEDS
                                                       PURCHASES       FROM SALES
                                                   -----------------  ------------
U.S. Government and Agency Obligations...........  $     97,598,975   $118,706,038
Corporate and Collateralized Obligations.........        71,730,899     95,647,107
                                                   ----------------   ------------
                                                   $    169,329,874   $214,353,145
                                                   ================   ============

At April 30, 2000, the portfolio had open forward currency contracts as follows:

                                                                U.S. DOLLAR  NET UNREALIZED
                                                   CONTRACTUAL   VALUE AT    APPRECIATION/
PURCHASE CONTRACTS                                    VALUE       4/30/00    (DEPRECIATION)
------------------                                 -----------  -----------  --------------
Danish Krone 190,000, expiring 06/28/00..........  $    24,026  $    23,298  $        (728)
Euro 7,700,000, expiring 05/03/00................    7,099,400    7,016,585  $     (82,815)
Euro 225,000, expiring 06/28/00..................      208,463      205,859  $      (2,604)
Swedish Krona 319,000, expiring 06/28/00.........       36,921       35,764  $      (1,157)

                                                   SETTLEMENT
SALES CONTRACTS                                       VALUE
---------------                                    -----------
Canadian Dollar 950,318, expiring 06/28/00.......  $   640,376  $   642,345  $      (1,969)
Danish Krone 9,950,198, expiring 06/28/00........    1,262,715    1,220,126  $      42,589
Euro 27,701,177, expiring 06/28/00...............   26,213,787   25,344,638  $     869,149
British Pound 933,408, expiring 06/28/00.........    1,475,176    1,461,305  $      13,871
Japanese Yen 65,801,380, expiring 06/28/00.......      638,372      615,259  $      23,113
Swedish Krona 6,005,011, expiring 06/28/00.......      690,232      673,241  $      16,991
                                                                             -------------
NET UNREALIZED APPRECIATION ON FORWARD FOREIGN
 CURRENCY CONTRACTS..............................                            $     876,440
                                                                             =============

THE GLOBAL STRATEGIC INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

Open futures contracts at April 30, 2000 are summarized as follows:

                                                                    NET UNREALIZED
                                                                    APPRECIATION/    MARKET VALUE
                                                   CONTRACTS LONG   (DEPRECIATION)   OF CONTRACTS
                                                   ---------------  --------------  --------------
Eurex Ten Year Euro Bond, expiring June 2000.....             108   $      32,701   $  10,336,468
U.S. Five Year Note, expiring June 2000..........              19          (6,636)      1,853,984
U.S. Ten Year Note, expiring June 2000...........              25         (20,997)      2,423,828
U.S. Long Bond, expiring June 2000...............              66          81,676       6,373,125
                                                   --------------   -------------   -------------
Totals...........................................             218   $      86,744   $  20,987,405
                                                   ==============   =============   =============

                                                   CONTRACTS SHORT
                                                   ---------------
U.S. Five Year Note, expiring June 2000..........              13   ($      2,915)  $   1,268,516
U.S. Ten Year Note, expiring June 2000...........              61         (54,820)      5,914,141
                                                   --------------   -------------   -------------
Totals...........................................              74   ($     57,735)  $   7,182,657
                                                   ==============   =============   =============

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement (the "Agreement") as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

J.P. MORGAN FUNDS
   PRIME MONEY MARKET FUND
   FEDERAL MONEY MARKET FUND
   TAX EXEMPT MONEY MARKET FUND
   TAX AWARE ENHANCED INCOME FUND: SELECT SHARES
   SHORT TERM BOND FUND
   BOND FUND
   GLOBAL STRATEGIC INCOME FUND
   EMERGING MARKETS DEBT FUND
   TAX EXEMPT BOND FUND
   NEW YORK TAX EXEMPT BOND FUND
   CALIFORNIA BOND FUND: SELECT SHARES
   DIVERSIFIED FUND
   DISCIPLINED EQUITY FUND
   U.S. EQUITY FUND
   U.S. SMALL COMPANY FUND
   U.S. SMALL COMPANY OPPORTUNITIES FUND
   TAX AWARE U.S. EQUITY FUND: SELECT SHARES
   INTERNATIONAL EQUITY FUND
   EUROPEAN EQUITY FUND
   INTERNATIONAL OPPORTUNITIES FUND
   EMERGING MARKETS EQUITY FUND
   GLOBAL 50 FUND: SELECT SHARES

FOR MORE INFORMATION ON THE J.P. MORGAN FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411.

IMSAR200

J.P. MORGAN GLOBAL STRATEGIC INCOME FUND

SEMIANNUAL REPORT
APRIL 30, 2000